February 2006
Director of Investor Relations
Maryann  T. Seaman
(312) 861-6414 Chicago
(281) 591-4080 Houston maryann.seaman@fmcti.com
Presenter:
Joseph H. Netherland Chairman, President and CEO
Boston & New York
Exhibit 99.1

These slides and the accompanying presentation contain “forward-looking” statements which represent management’s best judgment as of the date hereof, based on currently available information. Actual results may differ materially from those contained in such forward-looking statements.
The Company’s periodic reports filed under the Securities Exchange Act of 1934 include information concerning factors that may cause results to differ from those anticipated by these forward-looking statements. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.
Although the Company reports its results using GAAP, the Company uses non-GAAP measures when management believes those measures provide useful information for its stockholders.
The Appendices to this presentation provide reconciliations to GAAP for any non-GAAP measures referenced in today’s presentation.

• Citrus Extractors
• Freezing Systems
• Food Processing
Systems
• Loaders
• Deicers
• Boarding
Bridges
• RampSnake
• Subsea Trees
• Surface  Wellheads
• Manifolds
• Control Systems
• Floating Production
Systems
• Separation Systems
• Fluid Control
• Loading Systems
• Measurement Solutions
FMC Technologies at a Glance
2005 Revenue: $3.2 Billion
FoodTech
17%
Airport
Systems
10%
Energy
Systems
73%

Strong Financial Results
Energy Systems Driving Growth
0
20
40
60
80
100
120
140
160
180
200
2001 2002 2003 2004 2005
Segment Operating Profit
(Adj. Op. Profit) (Adj. Op. Profit)
Airport FoodTech Energy Systems
1
2
$M
1 See Appendix I for reconciliation of 2001 adjusted segment operating profit (non-GAAP measure) to U.S. GAAP.
2 See Appendix III  for reconciliation of 2004 adjusted segment operating profit (non-GAAP measure) to U.S. GAAP.

Strong Financial Results
Income Continuing Upward Trend
Adjusted Income per Diluted Share
(Adjusted Income) (Adjusted Income)
1 See Appendix II for reconciliation of 2001 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
2 See Appendix IV for reconciliation of 2004 and 2005 adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
$0.77
$0.87
$1.03
$1.25
$1.54
$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
2001 2002 2003 2004 2005
1 2
(Adjusted Income)
2

6 Subsea Production Systems Our Largest And Fastest Growing Business Subsea 0 200 400 600 800 1,000 1,200 1,400 1,600 2001 2002 2003 2004 2005 ` $M 2005 Revenues Subsea Revenue

Order Backlog
Backlog continues to grow on the strength of subsea
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
2001 2002 2003 2004 2005
0
500
1,000
1,500
2,000
2001 2002 2003 2004 2005
Orders Backlog
Energy Systems FoodTech and Airport
$M $M
961
1151
1258
1587
1934
2255
2268 2422
3105
3582

40%
47%
40%
22%
38%
0%
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
2001 2002 2003 2004 2005
Subsea Tree Orders
Tree Market Share 2001 through 2005
Source: Quest Offshore Resources, Inc. December 2005 Update

Leading Industry Positions
Subsea
Surface
Floating
Production
2005 Revenues
$1.9B
Industry
Position
Fluid Control WECO®/Chiksan® 1
Loading Systems Chiksan® Marine Arms 1
Measurement
Solutions
Smith Meter 2
Energy Processing Systems
Industry
Position
Subsea Kongsberg 1
Surface Products 2
Floating Production
Systems
SOFEC 2
Energy Production Systems
2005 Revenues
$0.5B
Measurement
Solutions
Loading
Systems
Fluid
Control
Material
Handling

Other Energy Systems Businesses on the Rise
All
Other
Surface
Production
Loading
Fluid
Control
Measurement
2005 Revenue
Other Energy Businesses Operating Profit
$912M
Material
Handling
Excludes Sonatrach Project
Revenue of $48M
2001 2002 2003 2004 2005
Without Sonatrach

Leading Deepwater/Subsea Position
• Broadest subsea systems capabilities
– 20 years systems experience
• Leader in deepwater technology
– High reliability, quality and proven technology
• Well positioned with the major subsea E&P companies
– Alliance agreements create working partnerships and standardization
• Well positioned in major producing basins
– Local manufacturing near customer’s project management teams
• Growing market

12 Strong Deepwater Track Record World Record

OTC Technology Award Winning Projects
FTI supplied the equipment on 8 out of 9
1997 Amoco – Liuhua Project
1998 Shell – Mensa Project
1999 BP – Foinhaven Project
2000 Kerr-McGee – Neptune Spar Project
2001 Petrobras – Roncador
2002 ExxonMobil – Hoover / Diana Project
2003 Total – Girassol Project
2004 Shell and BP – Na Kika Project
2005 Kerr-McGee – Redhawk

Tordis Subsea Separation Project Award
• Statoil awarded contract to FTI for the delivery of a subsea separation and boosting system for their TORDIS field in the North
Sea worth approximately $100M
• First adoption of a full-scale subsea separation facility
• Subsea separation technology is expected to increase Statoil’s oil recovery by approximately 19 million extra barrels on their TORDIS field
– Removes water from well stream subsea and re-injects water by a separate subsea well
– Eliminating this water allows more hydrocarbons to be recovered from the TORDIS field and processed on the Gullfaks platform

Floating Production Storage & Offloading
Vessels
Turret Mooring
Systems
Tension Leg
Platforms
Light Well
Intervention
Guidelineless
Deepwater Trees
Subsea Manifold
Smart Well
Control Systems Subsea Template
Systems
Standard Subsea
Trees
Metering & Control
Systems
Surface Well
Systems
ROV Tie-In Systems
Subsea Processing
Subsea Drilling
Systems
Offshore Capabilities

Global Subsea Tree Awards
273
229
362
430
464
98
0
100
200
300
400
500
600
2002 2003 2004 2005 2006 F
Awarded
Upside Forecast
Source: Quest Offshore Resources, Inc. November 2005 Forecast
# Of Trees
38% 40% 47%
FTI Market Share
Base Forecast
40%

Market Forecast – Tree Installations
0
100
200
300
400
500
600
2004 2005 2006 2007 2008 2009 2010 2011
Source: Quest Offshore Resources November 2005
North America
Brazil
North Sea
Asia Pacific
Africa/Mediterranean
# of Trees

Global Subsea Tree Installations*
FTI Manufacturing Capacity
0
50
100
150
200
250
300
2004 2005 2006
Airport
Energy
Processing
Energy
Production
Systems
FoodTech
FTI Plans Capacity Increase to Meet Tree Demand
$90 - $100 million
Capital Spending Projections for 2006
0
100
200
300
400
500
600
2004 2005 2006 2007
*Source:  Quest Offshore Resources Inc. November 2005
Units
Units

$0.06
$0.19
$0.23
$0.30
$0.06
$0.25
$0.23
$0.33
$0.12
$0.32
$0.28
$0.32
$0.20
$0.35
$0.32
$0.39
$0.42
$0.43
$0.69
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
2001 2002 2003 2004 2005 2006 Fcst
Income Compound Annual Growth Has Been
Approximately 19% Per Year
(unaudited)
$0.77
$0.87
Q1
Q2
Q3
Q4
$1.03
1
See Appendix II for reconciliation of 2001 quarterly income per diluted share (non-GAAP measure) to U.S. GAAP.
2
See Appendix IV for reconciliation of 2004 and 2005 quarterly adjusted income per diluted share (non-GAAP measure) to U.S. GAAP.
3
Amounts represent income per diluted share before the cumulative effect of an accounting change.
EPS is computed independently for each of the periods presented; accordingly, the sum of the quarterly EPS amounts may not agree to the total year.
$1.54
(Adj. Income)
(Per share)
(Adj. Income)
(Per share)
1, 3
$1.25
(Adj. Income)
(Per share)
2
$2.20 - $2.40
3
2

Strong Cash Flow Has Reduced Net Debt
At January 1, 2001, debt, net of cash is presented on a pro forma basis as defined in the Separation and Distribution
Agreement with FMC Corporation.
$301
$245
$203
$193
$39
$103
$37
$66
$69
1/1/01
(pro-forma)
12/31/01
12/31/02
12/31/03
12/31/04
12/31/05
Synthetic Leases
Debt Net of Cash
$M

Return On Investment
0%
2%
4%
6%
8%
10%
12%
14%
2001 2002 2003 2004
Return on Investment (ROI) is calculated as income before the cumulative effect of changes in accounting principles plus after-tax interest expense as a percentage of total average debt and equity.  The calculations of 2001 and 2004 ROI use adjusted income which is a non-GAAP measure.  See Appendices I and III.
FMC Technologies
Oil Service Index Median
S&P 500 Median

In Summary
• Strong and Growing Subsea Franchise
• Growing Energy Processing Business
• Platform for Added Products and Services
– Separation Technology
– Subsea Processing
– Light Well Intervention
– Multiphase Metering
• Strong Cash Flow
• High Return on Capital
A “New” Oilfield Services Company with

23 Appendices

Large Project Awards Anticipated in the
Market Over  the Next 18 Months
Operator Development
Subsea
Trees Operator Development
Subsea
Trees
West Africa/Med
BHBP Shenzi 25-30 Eni (Agip) Bouri Phase 2 15-20
Husky Whiterose Phase II 10-15 Exxon Mobil BOSI Full Field 15-20
Shell Hammerhead 10-15 Chevron Nsiko 20-25
Shell G White / Grand Slam 10-15
Chevron Tombua Landana
10-15
BP Southwest Ridge 15-20 Shell Bonga - S.West 30-35
Shell Gumusut 30+
North Sea BP Block 18 & 31 60-100
Statoil Tyrihans 10-15 Total Usan 40-45
Statoil Gjøa 10-15
BP Skarv 10-15 Brazil
Paladin Aimee/Yme 15-20 Chevron Frade 15-20
Petrobas Mexihao 10-15
Asia Pacific Shell BC-10 10-15
Chevron Gorgon/Jansz Phase I 10-15
Gulf of Mexico/N. America

Appendix I
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
$     50.5 Adjusted income before the cumulative effect of a change in accounting principle (non-GAAP measure)
(4.7) Less: Pro forma interest expense, net of income taxes
8.9 Add back: Income tax charges related to the separation from FMC
Corporation
10.4 Add back: Restructuring and asset impairment charges, net of income taxes
$     35.9
Income before the cumulative effect of a change in accounting principle
(GAAP measure)
FY 2001
$  129.6 Adjusted segment operating profit  (non-GAAP measure)
16.4 Add back: Restructuring and asset impairment charges
$    113.2 Segment operating profit (GAAP basis)
FY 2001

Q1 2001* Q2 2001* Q3 2001 Q4 2001 FY 2001
Income per diluted share before cumulative effect of a change in
accounting principle (GAAP basis) (0.06) $        0.15 $      0.15 $       0.30 $       0.54 $
Less: Pro forma incremental interest expense (0.04)           (0.03)        - - (0.07)
Add back:
Restructuring and asset impairment charges 0.10            - 0.06          - 0.16
Income taxes related to separation from FMC 0.05            0.06         0.02          - 0.14
Other 0.01            0.01         - - -
Adjusted income per diluted share (non-GAAP Measure) 0.06 $         0.19 $      0.23 $       0.30 $       0.77 $
Appendix II
Reconciliation of Non-GAAP measures (as required by Regulation G)
*Results relating to periods prior to June 1, 2001 were carved out from the consolidated financial statements of FMC Corporation.

Appendix III
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
FY 2004
$     116.7 Net Income (GAAP measure)
(36.1) Less:  Gain on conversion of investment in MODEC International LLC
6.1 Add back: Goodwill impairment
$  105.0
Adjusted segment operating profit - Energy Systems
(non-GAAP measure)
$    86.7 Adjusted Income (non GAAP measure)
6.5 Add back: Goodwill impairment
$    98.5 Segment operating profit - Energy Systems (GAAP basis)
FY 2004

Appendix IV
Reconciliation of Non-GAAP measures (as required by Regulation G)
$  1.54 $  0.69 $  0.43 $  0.42 $  0.00 Adjusted income per diluted share (non-GAAP measure)
0.36 0.36 - - - Plus: Tax expense – American Jobs Creation Act
(0.32) (0.10) (0.22) - - Less: Gain on disposal of investments
$  1.50 $  0.44 $  0.65 $  0.42 $   0.00 Income per diluted share (GAAP basis)
FY 2005 Q4 2005 Q3 2005 Q2 2005 Q1 2005 2005
$  1.25 $  0.39 $  0.32 $  0.35 $  0.20 Adjusted income per diluted share (non-GAAP measure)
0.09 0.09 - - - Plus: Goodwill impairment
(0.52) (0.52) - - - Less: Gain on conversion of investment in MODEC International LLC
$  1.68 $  0.81 $  0.32 $  0.35 $   0.20 Income per diluted share (GAAP basis)
FY 2004 Q4 2004 Q3 2004 Q2 2004 Q1 2004 2004

Appendix V
Reconciliation of Non-GAAP measures (as required by Regulation G)
(In millions)
(22.8) Less: Gain on disposal of investments, net of income taxes
$ 106.1 Net Income, net of income taxes (GAAP measure)
25.5 Plus: Tax expense – American Jobs Creation Act
$ 108.8 Adjusted Income (non-GAAP measure)
FY 2005